UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2004

WILLAMETTE VALLEY VINEYARDS, INC.

 (Exact name of registrant as specified in charter)

Oregon                   0-21522             93-0981021
  (State or other juris-    (Commission           (IRS Employer
diction of incorporation)      Number)      Identification Number)


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8800 Enchanted Way, S.E.,
Turner, Oregon 97392
(503)-588-9463

 (Address, including Zip code, and telephone number, including area code, of registrant's principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  WILLAMETTE VALLEY VINEYARDS, INC.
                         INDEX TO FORM 8-K


Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition

On December 1, 2004, Willamette Valley Vineyards, Inc. (the "Registrant") issued a press release announcing updated financial results for the three and nine months ended September 30, 2004. The full text of the press release issued in connection with the announcment is attached to this current report on Form 8-K as exhibit 99. The December 1, 2004 press release contains forward-looking statements regarding the Registrant, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.


Section 3 - Securities and trading Markets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard: Transfer of Listing.

On December 1, 2004, Willamette Valley Vineyards, Inc. (the "Registrant") issued a press release announcing that on November 24, 2004 the Company received a Staff Determination from The NASDAQ Stock Market indicating that the Company fails to comply with Marketplace Rule 4310(c)(14) requiring the Company to file all reports and other documents filed or required to filed with the Securities and Exchange Commission. The Company's filing of Form 10-QSB for the three and nine months ended September 30, 2004 was due on November 15, 2004. The Company has not filed the Form 10-QSB for the three and nine months ended September 30, 2004 pending the review and filing of the Company's Amended 10-KSB for the year ended December 31, 2003, and the amended 10-QSBs for the three months ended March 31, 2004 and the three and six months ended June 30, 2004. The Company has requested a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing. The full text of the press release issued in connection with the announcment is attached to this current report on Form 8-K as exhibit 99. The December 1, 2004 press release contains forward-looking statements regarding the Registrant, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

(c) EXHIBITS

Exhibit 99 Press Release




SIGNATURES


Pursuant to the requirements of the Security Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                 WILLAMETTE VALLEY VINEYARDS, INC.




Date: December 1, 2004         By /s/ James W. Bernau
                                      James W. Bernau
                                      President


Date: December 1, 2004         By /s/ Sean M. Cary
                                      Sean M. Cary
                                      Controller